iShares®

iShares, Inc.

Supplement dated February 16, 2007

to the Prospectus dated January 1, 2007

for the iShares MSCI Series (the “Prospectus”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the iShares MSCI Series.

Effective February 16, 2007, the iShares MSCI South Africa Index Fund, iShares MSCI Pacific ex-Japan Index Fund and iShares MSCI Emerging Markets Index Fund transferred their primary listing to the New York Stock Exchange and are no longer listed on the American Stock Exchange.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

®iShares is a registered trademark of Barclays Global Investors, N.A.	BGI-A-056-02007

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE